Product Sell and Purchase Agreement

Agreement Number: 200700606

Party A: Jiangmen Roots Biopack Limited	Party B: Sky Blue
Tel:	0750-365680	Tel:	0755-29865596
Fax:	Fax:	0755-29865595

Both parties according to the principle of being helpful and beneficial to each other, after friendly negotiation, Party A agrees to purchase products stated in this agreement, and to sign this Sell and Purchase Agreement according to below terms.

No.	Product Ordered	Model No.	Unit	Quantity	Price Per Unit (Yuan)	Total (Yuan)
1	Atlas Compressor	GA55-7.5	No.	4	Yen118,000	Yen472,000
2	“Shenjiang” Gas Storage	4000L	No.	2	Yen10,300	Yen20,600
3	“Shenjiang” Gas Storage	8000L	No.	1	Yen20,000	Yen20,000
4	“Guang Chang Shen” Refrigerated Compressed Air Dryer	CK-25A	No.	2	Yen22,000	Yen44,000
5	“Hai La de”Accurate Filter	HD-240P	Set	2	Yen4,200	Yen8,400
6	“Hai La de”AccurateFilter	HD0240S	Set	2	Yen4,200	Yen8,400
7	“Hai La de”AccurateFilter	HD-240C	Set	2	Yen4,200	Yen8,400
8	Tax Charges (581.800*4%)			1	Yen23,272	Yen23,272
Total: RMB Six Hundred Five Thousand and Seventy-Two					Yen605,072

1.

Delivery: Within 30 working days of the date deposit is received, compressor and other accessories will be delivered to Party A where loading zone is available. Party A is responsible for checking the stock.

2.	Payment Method: Deposit of 30% should be paid upon signatory of contract; 60% paid upon delivery of machine; 10% paid 30 days upon the date which testing of machine started.
3.	Installation: air compressor room piping; power sub-station installation, hoisting fee fork-lift truck fee are not included. testing fee is included.
4.

Quality Guarantee: Product quality guarantee period lasts 12 months, starts from the date which products are delivered and checked. (Guarantee not includes wearing of material caused by normal operation, improper operation of machine, lack of care of the machine, and not using original accessories provided by our company.

5.

Others: In the case which product fees were not completely paid, this set of facility is still belonging to Party B. Party B has the right to take products in this agreement back anytime. As the same time, Party A is responsible for any hoisting fee.

6.	Method to solve any dispute from the agreement: Both parties should negotiate; if fail, should apply for litigation to civil court where Party B is located.
7.	This original contract is one paged, and two copies, which each party has a copy.
8.	Our party is responsible to provide quality assurance documents, not including any certification testing process and fees.
9.	This price includes 4% country tax.
10.	Party A is responsible for any problem caused to the machine if Party A operates the machine without tests and permission of Party B.
11.

In the case which either party breach the contract, the party which obeys the agreement has the right to request the party breached the contract to responsible for 15% of product total amount as penalty.

12.	Receipt will be provided upon receipt of deposit and delivery of machines. Invoice of 4% of the total will be provided upon the last payment.

Contract dated June 6, 2007

Product Sell and Purchase Agreement

Agreement Number: 20070602

Party A: Jiangmen Roots Biopack Limited	Party b: Sky Blue
Tel:	0750-365680	Tel:	0755-29865596
Fax:	Fax:	0755-29865595

Both parties according to the principle of being helpful and beneficial to each other, after friendly negotiation, Party A agrees to purchase products stated in this agreement, and to sign this Sell and Purchase Agreement according to below terms.

No.	Product Ordered	Model No.	Unit	Quantity	Price Per Unit (Yuan)	Total (Yuan)
1	Construction Supervision			1	Yen127,839	Yen127,839
2	Blank
Total: One Hundred Twenty-Seven Thousand Eight Hundred and Thirty-Nine					RMB 127,839
Special Price: RMB One Hundred Fourteen Thousand Four Hundred

1.	Delivery: Construction starts upon receipt of deposit.
2.	Payment Method: Deposit of 30% should be paid upon signatory of contract; 60% paid upon delivery of materials; 10% paid 30 days upon completion and checking of construction.
3.	Method to solve any dispute from the agreement: Both parties should negotiate; if fail, should apply for litigation to civil court where Party B is located.
4.	This original contract is one paged, and two copies, which each party has a copy.
5.	Does not include any certification testing process and fees.
6.	This price includes general country tax (provided by ironmongery hardware supplier).
7.

In the case which either party breach the contract, the party which obeys the agreement has the right to request the party breached the contract to responsible for 15% of product total amount as penalty.

8.	Please refer to quotation for specific details.

Contract dated June 6, 2007